Exhibit 10.2

SECURITY AGREEMENT

by and between

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Secured Party

and

INNODATA INC.,

INNODATA SYNODEX, LLC,

INNODATA DOCGENIX, LLC,

AGILITY PR SOLUTIONS LLC
as Grantor

Table of Contents

Page

1.	Definitions and Construction		1
	1.1.	Definitions	1
	1.2.	Construction	4
	1.3.	Schedules	5
	1.4.	Relation to Other Loan Documents	5
2.	Grant of Security and Secured Obligations		5
	2.1.	Grant of Security Interest	5
	2.2.	Grantors Remain Liable	5
3.	Representations and Warranties		6
	3.1.	Chief Executive Office; Name; Jurisdiction of Organization, Etc.	6
	3.2.	Commercial Tort Claims	6
	3.3.	Deposit Accounts; Securities Accounts	6
	3.4.	Real Property	6
	3.5.	Intellectual Property	6
	3.6.	Valid and Perfected Security Interest	7
	3.7.	Pledged Interests	7
	3.8.	Locations of Inventory and Equipment	7
	3.9.	No Conflicts; Consents	7
4.	Covenants		7
	4.1.	Possession of Collateral	8
	4.2.	Chattel Paper	8
	4.3.	Control Agreements	8
	4.4.	Letter-of-Credit Rights	8
	4.5.	Commercial Tort Claims	8
	4.6.	Intellectual Property	9
	4.7.	Investment Property	9
	4.8.	Real Property; Fixtures	9
	4.9.	Name, Etc.	9
	4.10.	Account Verification	9
	4.11.	Insurance	9
	4.12.	Locations of Inventory and Equipment; Collateral Access Agreements	10
5.	Further Assurances		10
	5.1.	General	10
	5.2.	Authorization to File Financing Statements, Etc.	10
	5.3.	Secured Party May Perform; Secured Party’s Duties	11
6.	Remedies		11
	6.1.	General	11
	6.2.	License for Intellectual Property	11
	6.3.	Deposit Accounts and Securities Accounts	12
	6.4.	Investment Property	12
	6.5.	Deficiency	12
	6.6.	Possession; Receiver	12

	6.7.	Secured Party’s Right to Perform Contracts, Exercise Rights, Etc	12
	6.8.	Secured Party Appointed Attorney-in-Fact	12
	6.9.	Voting and Other Rights in Respect of Pledged Interests	13
	6.10.	Disposition of Pledged Interests by Secured Party	15
	6.11.	Collection of Accounts, General Intangibles and Negotiable Collateral	13
	6.12.	Remedies Cumulative	13
	6.13.	Marshaling	13
	6.14.	Expenses	14
7.	Continuing Security Interest: Assignments under Credit Agreement		14
	7.1.	Continuing Security Interest; No Waiver	14
	7.2.	Reinstatement	14
8.	CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER, ETC.		15
	8.1.	GOVERNING LAW	15
	8.2.	FORUM NON CONVENIENS	15
	8.3.	WAIVER OF JURY TRIAL	15
	8.4.	SUBMISSION TO JURISDICTION	15
	8.5.	WAIVER OF CLAIMS	15
9.	Miscellaneous.		16
	9.1.	Survival	16
	9.2.	Merger, Amendments; Etc.	16
	9.3.	Addresses for Notices	16
	9.4.	Counterparts	16
	9.5.	Effectiveness; Severability; Section Headings	17

Exhibits and Schedules

Schedule 1	Chief Executive Office, Jurisdiction of Organization, Etc.
Schedule 2	Commercial Tort Claims
Schedule 3	Deposit Accounts; Securities Accounts
Schedule 4	Real Property
Schedule 5	Copyrights, Patents, Trademarks and Intellectual Property Licenses
Schedule 6	Pledged Interests
Schedule 7	Locations of Inventory and Equipment

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is entered into as of April 4, 2023, by and among INNODATA INC., a Delaware corporation (“Innodata”), INNODATA SYNODEX, LLC, a Delaware limited liability company (“Synodex”), INNODATA DOCGENIX, LLC, a Delaware limited liability company (“Docgenix”), AGILITY PR SOLUTIONS LLC, a Delaware limited liability company (“Agility”, and together with Innodata, Synodex, Docgenix, and any entity that may hereafter become party to the Credit Agreement as a Borrower, individually, a “Borrower” and collectively, “Borrowers”), any Person that may hereafter become party to the Credit Agreement as a Guarantor (each, individually, a “Guarantor” and collectively, “Guarantors,” and together with Borrowers, individually, a “Grantor” and collectively, “Grantors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Secured Party”).

W I T N E S S E T H:

WHEREAS, Secured Party has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions of the Credit Agreement, dated of even date herewith, by and among Secured Party and Grantors (the “Credit Agreement”); and

WHEREAS, in order to induce Secured Party to enter into the Loan Documents, and to provide financial accommodations to Borrowers as set forth in the Loan Documents, each Grantor has agreed to (a) guaranty the Obligations of Borrowers (or in the case of a Borrower, the Obligations of the other Borrowers), and (b) grant to Secured Party a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of the Secured Obligations; and

WHEREAS, as a result of its relationship with the other Grantors, each Grantor will receive substantial benefits from the financial accommodations provided by Secured Party to Borrowers.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions and Construction

1.1.          Definitions. As used in this Agreement, the following terms shall have the following definitions:

“Agreement” means this Security Agreement.

“Borrower” and “Borrowers” have the respective meanings set forth in the preamble to this Agreement.

“Collateral” has the meaning set forth in Section 2.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), and any successor statute.

“Copyright Security Agreement” means each Copyright Security Agreement between any Grantor and Secured Party.

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“Copyrights” means any and all rights in any works of authorship, including (a) copyrights and moral rights, (b) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 5, (c) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (d) the right to sue for past, present, and future infringements thereof, and (e) all of each Grantor’s rights corresponding thereto throughout the world.

“Credit Agreement” has the meaning set forth in the recitals to this Agreement.

“Excluded Accounts” means any demand deposit account, securities account, commodity account or other deposit account (and all cash, cash equivalents and other securities or instruments credited thereto or deposited therein) utilized solely to fund payroll, employee wages, benefits or tax obligations of the Loan Parties and their subsidiaries, any escrow, custody, fiduciary account or trust account, “zero balance” accounts, and other accounts with funds on deposit so long as the average maximum daily balance in any such other account over any thirty (30) day period, and the aggregate of all such averages, does not exceed $100,000.

“Excluded Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each Pledged Company, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

“Excluded Property” means:

(a)           any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained, provided, that, (i) the foregoing exclusions of this clause (a) shall in no way be construed (A) to apply to the extent that any such prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the UCC or other applicable law, or (B) to apply to the extent that any consent or waiver has been obtained that would permit Secured Party’s security interest to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (ii) the exclusions in this clause (a) shall in no way be construed to limit, impair, or otherwise affect the continuing security interests of Secured Party upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license or license agreement (including any accounts or Equity Interests), or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Equity Interests;

(b)           any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable Federal law; provided, that, upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a), such intent-to-use trademark application shall cease to be Excluded Property and shall be considered Collateral;

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(c)            motor vehicles or other equipment subject to a certificate of title statute;

(d)            Excluded Accounts;

(e)            Excluded Interests; and

(f)            any leasehold interests in Real Property.

“Grantor” and “Grantors” have the respective meanings set forth in the preamble to this Agreement.

“Guarantor” means each Grantor, and in the case of any Grantor that is a Borrower, such Borrower with respect to the Obligations of the other Borrowers guaranteed by such Borrower.

“Intellectual Property” means any and all Patents, Copyrights, Trademarks, trade names, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, advertising matter, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

“Intellectual Property Licenses” means, with respect to any Person (as used in this definition, the “Specified Party”), (a) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (b) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (i) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (ii) the license agreements listed on Schedule 5, and (iii) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of Secured Party’s rights under the Loan Documents.

“Investment Property” means any and all investment property (as that term is defined in the UCC).

“Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents.

“Patent Security Agreement” means each Patent Security Agreement between any Grantor and Secured Party.

“Patents” means patents and patent applications, including (a) the patents and patent applications listed on Schedule 5, (b) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (c) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (d) the right to sue for past, present, and future infringements thereof, and (e) all of each Grantor’s rights corresponding thereto throughout the world.

“Secured Obligations” means each and all of the following: (a) the Obligations (including any Bank Product Obligations) now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees, Lender Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and (b) any and all expenses (including reasonable counsel fees and expenses) incurred by Secured Party in enforcing any rights under any Loan Document. Without limiting the generality of the foregoing, Secured Obligations shall include all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to Secured Party but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving any Grantor or any other Person; provided that, notwithstanding anything to the contrary contained herein, the Secured Obligations shall exclude any Excluded Swap Obligation.

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“Secured Party” means Wells Fargo Bank, National Association, individually, and whether as Lender, the issuer or confirming bank with respect to any Letter of Credit, provider of Bank Products or otherwise and in its capacity as agent for any affiliate of Wells Fargo Bank, National Association that is at any time owed any Bank Product Obligations, which affiliates shall be deemed hereby to have appointed Wells Fargo Bank, National Association as agent for purposes of the security interests granted hereunder.

“Threshold Amount” means $500,000.

“Trademark Security Agreement” means each Trademark Security Agreement between any Grantor and Secured Party.

“Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (a) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5, (b) all renewals thereof, (c) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (d) the right to sue for past, present and future infringements and dilutions thereof, (e) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (f) all of each Grantor’s rights corresponding thereto throughout the world.

“UCC” means the New York Uniform Commercial Code, as in effect from time to time; provided, that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

1.2.          Construction. Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereof) that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. The rules of interpretation specified in the Credit Agreement (including Sections 1.2, 1.3, 1.4, 1.5 and 1.6 thereof) shall be applicable to this Agreement. All references in this Agreement to Sections are references to Sections of this Agreement unless otherwise specified. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Secured Party” shall be a reference to Secured Party, for the benefit of itself, as Lender, the issuer or confirming bank with respect to any Letter of Credit, provider of Bank Products and each affiliate of Secured Party that is owed any Bank Product Obligations. For purposes of this Agreement, except as may otherwise be specifically provided for herein, any reference to any document or Collateral being delivered “promptly” or action taken “promptly” shall mean as soon as possible, but in any event within five Business Days after the applicable event or request.

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1.3.         Schedules. Secured Party and each Grantor agree that the schedules hereto and all descriptions of Collateral contained in such schedules and all amendments and supplements thereto are and shall at all times remain a part of this Agreement.

1.4.         Relation to Other Loan Documents. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control. The provisions of the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Secured Party hereunder. In the event of any conflict between any provision in this Agreement and a provision in any Copyright Security Agreement, Trademark Security Agreement, or the Patent Security Agreement, such provision of this Agreement shall control.

2.         Grant of Security and Secured Obligations.

2.1.         Grant of Security Interest. Each Grantor hereby unconditionally grants, assigns as collateral, and pledges to Secured Party to secure the Secured Obligations a continuing security interest in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located but in all cases excluding any Excluded Property (the “Collateral”):

(a)            all accounts;

(b)            all goods, including equipment, inventory and fixtures;

(c)            all chattel paper;

(d)            all commercial tort claims;

(e)            all deposit accounts and securities accounts;

(f)             all general intangibles, including payment intangibles, Intellectual Property, and Intellectual Property Licenses;

(g)            all Investment Property;

(h)            all Negotiable Collateral;

(i)             all supporting obligations;

(j)             all books and records;

(k)            all of money or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Secured Party (or its designee); and

(l)            all proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims.

2.2.         Grantors Remain Liable. Notwithstanding anything to the contrary contained herein, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default has occurred and is continuing, except as otherwise provided in any Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting their respective businesses in the ordinary course, subject to and upon the terms of the Loan Documents.

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3.	Representations and Warranties.

Each Grantor represents and warrants to Secured Party the following:

3.1.         Chief Executive Office; Name; Jurisdiction of Organization, Etc. The name (within the meaning of Section 9-503 of the UCC) and jurisdiction of organization of each Grantor is set forth on Schedule 1, the chief executive office of each Grantor is located at the address indicated on Schedule 1 and each Grantor’s tax identification numbers and organizational identification numbers, if any, are identified on Schedule 1, subject in each case to modification in accordance with Section 4.9.

3.2.         Commercial Tort Claims. As of the Closing Date, no Grantor holds any commercial tort claims that exceed the Threshold Amount, individually or in the aggregate, except as set forth on Schedule 2.

3.3.         Deposit Accounts; Securities Accounts. Set forth on Schedule 3 is a list of all of the deposit accounts and securities accounts of each Grantor, including, with respect to each bank or securities intermediary (a) the name and address of such Person, (b) the account numbers of the deposit accounts or securities accounts maintained with such Person and (c) the purpose or nature of the deposit account or securities account, subject in each case to the modification of Schedule 3 based on information provided to Secured Party in accordance with Section 5.9 of the Credit Agreement in the case of deposit accounts or Schedule 5.1 of the Credit Agreement in the case of securities accounts.

3.4.         Real Property. Schedule 4 sets forth all Real Property owned by any Grantor as of the Closing Date.

3.5.         Intellectual Property.

(a)            Set forth on Schedule 5 is a complete and correct list as of the Closing Date of: (i) all registered Copyrights owned by any Grantor, all applications for registration of Copyrights owned by any Grantor, and all other Copyrights owned by any Grantor and material to the conduct of the business of any Grantor, (ii) [reserved], (iii) all Patents owned by any Grantor and all applications for Patents owned by any Grantor, and (iv) all registered Trademarks owned by any Grantor, all applications for registration of Trademarks owned by any Grantor, and all other Trademarks owned by any Grantor and material to the conduct of the business of any Grantor.

(b)            Each Grantor owns exclusively or holds licenses in all Intellectual Property that are necessary in or material to the conduct of its business.

(c)            To each Grantor’s knowledge, in each case except where such infringement or misappropriation either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (i) no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor (ii) such Grantor has never infringed or misappropriated and is not currently infringing or misappropriating any Intellectual Property rights of any Person, (iii) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has ever infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights of any Person, and (iv) there are no infringement or misappropriation claims or proceedings pending, or to any Grantor’s knowledge, threatened in writing against any Grantor, and no Grantor has received any written notice or other communication of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person.

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(d)            To each Grantor’s knowledge, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in or material to the conduct of its business are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect.

3.6.         Valid and Perfected Security Interest. This Agreement creates legal and valid security interests in all of the Collateral in favor of Secured Party, and such security interests constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against each Grantor and having priority over all other Liens on the Collateral, subject only to Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens, or the interests of lessors under Capital Leases, subject only to the filing of appropriate financing statements in the jurisdictions listed on Schedule 11 and in the case of registered Copyrights upon the filing of any Copyright Security Agreement with the United States Copyright Office, in the case of registered Patents, the filing of any Patent Security Agreement and in the case of registered Trademarks, any Trademark Security Agreement with the United States Patent and Trademark Office, except for Liens (a) in respect of motor vehicles that are subject to a certificate of title, (b) letter-of-credit rights (other than supporting obligations), (c) commercial tort claims (other than those that, by the terms of any Loan Document, are required to be perfected), and (d) any deposit accounts and securities accounts not subject to a Control Agreement as permitted by any Loan Document. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been taken, except as expressly set forth above.

3.7.         [Intentionally Omitted].

3.8.         Locations of Inventory and Equipment. As of the Closing Date, all inventory and equipment of each Grantor is located only at, or in-transit between, the locations listed on Schedule 7 to this Agreement and is not stored with any bailee, warehouseman or other third party except as set forth in such schedule.

3.9.         No Conflicts; Consents. No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a security interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities generally and except for consents, approvals, authorizations, or other orders or actions that have been obtained or given (as applicable) and that are still in force. No Intellectual Property License of any Grantor that is necessary in or material to the conduct of such Grantor’s business requires any consent of any other Person that has not been obtained in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.

4.             Covenants.

Each Grantor covenants and agrees with Secured Party that:

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4.1.         Possession of Collateral. In the event that any Collateral is evidenced by or consists of Negotiable Collateral, Investment Property, or chattel paper having an aggregate value or face amount equal to the Threshold Amount or more for all such Negotiable Collateral, Investment Property, or chattel paper, Grantors shall promptly after the acquisition thereof, notify Secured Party thereof, and if and to the extent that possession thereof for purposes of the perfection or priority of the security interest of Secured Party is necessary or desirable, the applicable Grantor shall execute such other documents and instruments as shall be requested by Secured Party or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Property, or chattel paper to Secured Party, together with such undated powers (or other relevant document of transfer acceptable to Secured Party) endorsed in blank promptly after the request of Secured Party and shall do such other acts or things deemed necessary or desirable by Secured Party to protect the security interest of Secured Party therein.

4.2.         Chattel Paper. Each Grantor shall take all steps reasonably necessary to grant Secured Party control of all electronic chattel paper in accordance with the UCC and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the Federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic chattel paper equals or exceeds the Threshold Amount promptly after the request of Secured Party. If any Grantor retains possession of any chattel paper or instruments (to the extent permitted hereunder), promptly upon the request of Secured Party, such chattel paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Wells Fargo Bank, National Association”.

4.3.         Control Agreements. Each Grantor shall obtain an authenticated Control Agreement from each depository bank maintaining a deposit account for such Grantor to the extent required under the Credit Agreement and from each issuer of uncertificated securities, securities intermediary or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor or maintaining a securities account for such Grantor, except as Secured Party may otherwise expressly agree in writing.

4.4.         Letter-of-Credit Rights. If a Grantor is or becomes the beneficiary of letters of credit having a face amount or value in the amount of the Threshold Amount or more in the aggregate, then such Grantor shall promptly after becoming a beneficiary, notify Secured Party thereof and, promptly after the request of Secured Party, deliver a tri-party agreement executed and delivered by such Grantor, the issuer or confirming bank with respect to letter-of-credit rights and Secured Party, assigning such letter-of-credit rights to Secured Party and directing all payments thereunder to Secured Party’s account, all in form and substance reasonably satisfactory to Secured Party.

4.5.         Commercial Tort Claims. If a Grantor obtains commercial tort claims having a value, or involving an asserted claim, in the amount of the Threshold Amount or more in the aggregate for all commercial tort claims, then such Grantor shall promptly after obtaining such commercial tort claim, notify Secured Party upon incurring or otherwise obtaining such commercial tort claims and, promptly after the request of Secured Party, amend Schedule 2 to describe such commercial tort claims in a manner that reasonably identifies such commercial tort claims and which is otherwise reasonably satisfactory to Secured Party, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such commercial tort claims, and agrees to take such other actions deemed necessary or desirable by Secured Party to give Secured Party a first priority, perfected security interest in any such commercial tort claim.

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4.6.         Intellectual Property.

(a)            Each Grantor shall, upon request of Secured Party therefor, execute and deliver to Secured Party one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements with respect to the Patents, Trademarks, Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby promptly after the request of Secured Party, including with respect to any such Intellectual Property acquired after the Closing Date.

(b)            Each Grantor shall, except as otherwise expressly permitted under the Credit Agreement, (i) take all reasonable and necessary action to preserve and maintain all of such Grantor’s Intellectual Property and Intellectual Property Licenses that are necessary in or material to such Grantor’s business, including (A) the payment of all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, and (B) the diligent enforcement and defense thereof (including suing for infringement, misappropriation, or dilution against conflicting Intellectual Property rights of any Person) and (ii) not abandon any Intellectual Property or Intellectual Property License that is necessary in or material to such Grantor’s business.

(c)            Secured Party shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor and Secured Party shall not be under any obligation to take any steps necessary to preserve rights in Intellectual Property or Intellectual Property Licenses against any other Person, but Secured Party may do so at its option at any time an Event of Default has occurred and is continuing, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be Lender Expenses.

4.7.         [Intentionally Omitted].

4.8.         [Intentionally Omitted].

4.9.         Name, Etc. Each Grantor shall provide Secured Party not less than 10 days’ prior written notice of any change in (a) its corporate name, (b) the location of its chief executive office or its principal place of business, (c) its identity or type of organization or corporate structure, (d) its Federal taxpayer identification number or organizational identification number or (e) its jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reincorporating or incorporating in any other jurisdiction), provided, that, (i) each Grantor shall take all action reasonably satisfactory to Secured Party to maintain the perfection and priority of the security interest of Secured Party, (ii) such Grantor promptly provides Secured Party with certified Governing Documents reflecting any of the changes described in the preceding sentence and (iii) in no event shall any Grantor enter into any merger or similar transaction that would result in the organization of such Grantor in, or shall any Grantor reorganize or otherwise become incorporated or organized under the laws of, any jurisdiction outside of the United States.

4.10.       Account Verification. Each Grantor shall permit Secured Party, in Secured Party’s name or in the name of a nominee of Secured Party, to verify the validity, amount or any other matter relating to any account or payment intangible, by mail, telephone, facsimile transmission or otherwise and, promptly upon the request of Secured Party, each Grantor shall send requests for verification of accounts and payment intangibles or send notices of assignment of accounts and payment intangibles to account debtors and other obligors.

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4.11.       Insurance. Each Grantor will, at its expense, maintain insurance with respect to all of its assets covering liabilities, losses or damages and in amounts as are customarily insured against by other Persons engaged in same or similar businesses and similarly situated with financially sound and reputable insurance companies acceptable to Secured Party and in any event, in amount, adequacy, and scope reasonably satisfactory to Secured Party (it being agreed that the amount, adequacy, and scope of the policies of insurance of Grantors in effect as of the Closing Date are acceptable to Secured Party). All property insurance policies are to be made payable to Secured Party, as its interests may appear, in case of loss, pursuant to a standard lender’s loss payable endorsement with a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as Secured Party may reasonably require. All certificates of property and general liability insurance are to be delivered to Secured Party, with the lender’s loss payable and additional insured endorsements in favor of Secured Party and shall provide for not less than 30 days (10 days in the case of non-payment) prior written notice to Secured Party of the exercise of any right of cancellation. If any Grantor fails to maintain such insurance, Secured Party may arrange for such insurance, but at the expense of Grantors and without any responsibility for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. At any time an Event of Default has occurred and is continuing, Secured Party shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. If at any time the area in which any Real Property that is subject to a Lien is located in a “flood hazard area” as designated by the appropriate Governmental Authority, the Grantor that is the owner of it shall obtain flood insurance in such amount and on terms that are satisfactory to Secured Party and otherwise comply with the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 and all related laws, rules and regulations, including any amendment or successor provisions.

4.12.       Locations of Inventory and Equipment; Collateral Access Agreements. Each Grantor will keep its inventory and equipment only at the locations listed in Schedule 7 to this Agreement, other than documents of title, inventory or equipment in transit to or between such locations, or equipment temporarily at third party locations for repair, or maintenance, motor vehicles, vessels or aircraft; provided, that, a Grantor may have inventory or equipment at a new location upon not less than 10 days’ prior written notice to Secured Party of its intention so to do, clearly describing such new location and providing such other information and documents to Secured Party requested by Secured Party in its Permitted Discretion. Each Grantor will use its commercially reasonable efforts to obtain Collateral Access Agreements for (a) each of the locations identified on Schedule 7 to this Agreement that are not owned and operated by a Grantor, and (b) for such new locations, in each case under clause (a) or (b), except as Secured Party may otherwise agree in writing, and each Grantor shall, prior to any change described in the preceding sentence, take all actions requested by Secured Party in its Permitted Discretion to maintain the validity, perfection and priority of the security interest of Secured Party in the Collateral.

5.            Further Assurances.

5.1.         General. Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Secured Party may reasonably request, in order to create, perfect or protect the security interest of Secured Party granted (or purported to be granted) in any Loan Document or to enable Secured Party to exercise and enforce its rights and remedies with respect to any of the Collateral.

5.2.         Authorization to File Financing Statements, Etc. Each Grantor authorizes Secured Party at any time and from time to time to file, transmit, or communicate, as applicable, financing or continuation statements, or amendments thereto, (a) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (b) describing the Collateral as being of equal or lesser scope or with greater detail, or (c) that contain any information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance. Each Grantor (i) will promptly execute and deliver to Secured Party such other instruments or notices, as Secured Party may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted hereby, (ii) ratifies any and all financing statements or amendments previously filed by Secured Party in any jurisdiction and (iii) acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with any Loan Document without the prior written consent of Secured Party, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

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5.3.         Secured Party May Perform; Secured Party’s Duties. If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall constitute Secured Obligations and be payable, jointly and severally, by Grantors. The powers conferred on Secured Party hereunder are solely to protect Secured Party’s interest in the Collateral, and shall not impose any duty upon Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

6.        Remedies.

6.1.         General. At any time an Event of Default has occurred and is continuing, Secured Party may exercise all of the rights and remedies of a secured party under the UCC or any other applicable law in respect of the Collateral upon a default, in addition to other rights and remedies provided for in the Loan Documents or otherwise available to it. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC or any other applicable law), Secured Party may take immediate possession of all or any portion of the Collateral and (a) require each Grantor to, and each Grantor hereby agrees that it will at its own expense and upon the request of Secured Party promptly, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at one or more locations where such Grantor regularly maintains inventory, and (b) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit, and upon such other terms as Secured Party may deem commercially reasonable. Each Grantor agrees that, to the extent notification of sale shall be required by law, at least 10 days notification by mail to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notification shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC. Secured Party shall not be obligated to make any sale of Collateral regardless of notification of sale having been given. Secured Party may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that (i) the internet shall constitute a “place” for purposes of Section 9-610(b) of the UCC and (ii) to the extent notification of sale shall be required by law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least 10 days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the UCC. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the UCC.

6.2.         License for Intellectual Property. Secured Party is hereby granted a license or other right to use, without liability for royalties or any other charges, each Grantor’s Intellectual Property, whether owned by any Grantor or with respect to which any Grantor has rights under any license, sublicense, or other agreement (including any Intellectual Property License) in preparing for sale, advertising for sale, selling or otherwise dealing with any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Secured Party for such purposes.

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6.3.         Deposit Accounts and Securities Accounts. Secured Party may, in addition to other rights and remedies provided for in the Loan Documents or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the UCC or any other applicable law), (a) with respect to any Grantor’s deposit accounts, instruct the bank maintaining such deposit account for such Grantor to pay the balance of such deposit account to or for the benefit of Secured Party, and (b) with respect to any Grantor’s securities accounts, instruct the securities intermediary maintaining such securities account for such Grantor to (i) transfer any cash in such securities account to or for the benefit of Secured Party, or (ii) liquidate any financial assets in such securities account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Secured Party.

6.4.         Investment Property. At any time an Event of Default has occurred and is continuing, promptly upon the request of Secured Party, all sums of money and property paid or distributed in respect of any Investment Property that are received by any Grantor shall be held by such Grantor in trust for the benefit of Secured Party segregated from such Grantor’s other property, and such Grantor shall promptly deliver it to Secured Party in the form received.

6.5.         Deficiency. Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

6.6.         Possession; Receiver. Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that, if an Event of Default has occurred and is continuing, Secured Party shall have the right (a) to an immediate writ of possession without notice of a hearing and (b) to the appointment of a receiver, ex parte without notice, for a Grantor or all or any portion of the Collateral (to which appointment each Grantor consents) without the necessity of posting a bond or other form of security (which each Grantor waives).

6.7.         Secured Party’s Right to Perform Contracts, Exercise Rights, Etc. At any time an Event of Default has occurred and is continuing, Secured Party (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could and (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Secured Party’s rights hereunder, including the right to prepare for sale and sell any and all inventory and equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

6.8.         Secured Party Appointed Attorney-in-Fact.

(a)            Each Grantor hereby irrevocably appoints Secured Party its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing, to take any action and to execute any instrument which Secured Party may, in its Permitted Discretion, deem necessary or advisable to accomplish the purposes of this Agreement, including:

(i)            to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the accounts or any other Collateral of such Grantor;

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(ii)             to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to such address as Secured Party may specify for such purpose;

(iii)            to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or chattel paper;

(iv)            to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

(v)             to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any account of such Grantor;

(vi)            to use any Intellectual Property or Intellectual Property Licenses of such Grantor, in preparing for sale, advertising for sale, or selling inventory or other Collateral and to collect any amounts due under accounts, contracts or Negotiable Collateral of such Grantor; and

(vii)           to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses (at its election, but without any obligation to do so).

(b)            If Secured Party shall commence any such suit, each Grantor shall, at the request of Secured Party, take any and all lawful acts and execute and deliver any and all documents reasonably required by Secured Party in aid of such enforcement. To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable.

6.9.         [Intentionally Omitted].

6.10.       [Intentionally Omitted].

6.11.       Collection of Accounts, General Intangibles and Negotiable Collateral. At any time an Event of Default has occurred and is continuing, Secured Party or Secured Party's designee may (a) notify account debtors of any Grantor that the accounts, general intangibles, chattel paper or Negotiable Collateral of such Grantor have been assigned to Secured Party, or that Secured Party has a security interest therein, and (b) collect the accounts, general intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of the Secured Obligations.

6.12.       Remedies Cumulative. Each right, power, and remedy of Secured Party as provided for in the Loan Documents or any agreement relating to Bank Products now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in the Loan Documents and the agreements relating to Bank Product now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all such other rights, powers, or remedies.

6.13.       Marshaling. Secured Party shall not be required to marshal any present or future collateral security (including the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under any Loan Document, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

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6.14.       Expenses. Grantors shall, upon demand, pay to Secured Party (or Secured Party, may charge to the Loan Account) all the Lender Expenses which Secured Party may incur in connection with (a) the administration of this Agreement, (b) the custody, preservation, use or operation of, or, at any time an Event of Default has occurred and is continuing, the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of Secured Party under any Loan Document or applicable law or (d) the failure by any Grantor to perform or observe any of the provisions of any Loan Document.

7.         Continuing Security Interest: Assignments under Credit Agreement.

7.1.         Continuing Security Interest; No Waiver. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Secured Obligations, (b) be binding upon each Grantor, and its successors and assigns, and (c) inure to the benefit of, and be enforceable by, Secured Party, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Secured Party may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. After the payment in full of all Obligations, and the receipt by Secured Party of a general release of all claims against Secured Party and its Affiliates by each Grantor relating to the Credit Facility, Secured Party will, at the expense of each Grantor, execute and deliver any termination statements and lien releases (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, notices of the Liens of Secured Party previously filed by Secured Party. No transfer or renewal, extension, assignment, or termination of any Loan Document, or any other instrument or document executed and delivered by any Grantor to Secured Party nor any additional loans made by Secured Party to a Grantor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to any Grantor by Secured Party, nor any other act of Secured Party shall release any Grantor from any obligation, except a release or discharge executed in writing by Secured Party in accordance with the provisions of the Credit Agreement. Secured Party shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Secured Party and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Secured Party would otherwise have had on any other occasion.

7.2.         Reinstatement. Each Grantor agrees that, if any payment made by any Grantor or other Person and applied to the Secured Obligations is at any time annulled, avoided, set, aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by Secured Party under any bankruptcy law, Federal or State law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing any Secured Obligations shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (a) any Lien or other Collateral securing any Secured Obligations shall have been released or terminated or (b) any provision of this Agreement or the Guaranty hereunder shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

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8.           CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER, ETC.

8.1.         GOVERNING LAW. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8.2.         FORUM NON CONVENIENS. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SECURED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR AND SECURED PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

8.3.         WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH GRANTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.4.         SUBMISSION TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

8.5.         WAIVER OF CLAIMS. NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST THE SECURED PARTY OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GRANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

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9.         Miscellaneous.

9.1.         Survival. All representations and warranties made by a Grantor in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by Secured Party and shall survive the execution and delivery of this Agreement and the making of any loans or other extension of credit, regardless of any investigation made by Secured Party or on its behalf and notwithstanding that Secured Party may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until payment in full of the Secured Obligations.

9.2.         Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS AMONG THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor from the terms hereof, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Secured Party and each Grantor to which such amendment applies. This Agreement is a Loan Document.

9.3.         Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Secured Party at its address specified in the Credit Agreement, and to any Grantor at its addresses specified in the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties.

9.4.         Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Lender reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement. Any party delivering an executed counterpart of this Agreement by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

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9.5.         Effectiveness; Severability; Section Headings. This Agreement shall be binding and deemed effective when executed by any Grantor as to such Grantor (whether or not executed by any other Grantor) whose signature is provided for on the signature pages hereof and Secured Party. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.2

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IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTOR:
INNODATA INC.,
a Delaware corporation

	By:	/s/ Marissa B. Espineli
	Name:	Marissa Espineli
	Title:	Interim CFO

INNODATA SYNODEX, LLC,
a Delaware limited liability company

	By:	/s/ Marissa B. Espineli
	Name:	Marissa Espineli
	Title:	Interim CFO, Innodata Inc., Sole Member

INNODATA DOCGENIX, LLC,
a Delaware limited liability company

	By:	/s/ Marissa B. Espineli
	Name:	Marissa Espineli
	Title:	Interim CFO, Innodata Inc., 94% Member

AGILITY PR SOLUTIONS LLC,
a Delaware limited liability company

	By:	/s/ Marissa B. Espineli
	Name:	Marissa Espineli
	Title:	Interim CFO, Innodata Inc., Sole Member

SECURED PARTY:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Carl Tomaselli
	Name:	Carl Tomaselli
	Title:	Vice President